UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 23, 2022

SILVER SPIKE ACQUISITION CORP II
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40182	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

660 Madison Avenue Suite 1600 New York, New York	10065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 212-905-4923

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	SPKB	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SPKBW	The NASDAQ Stock Market LLC
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	SPKBU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously announced, on June 9, 2022, Silver Spike Acquisition Corp II, an exempted company incorporated in the Cayman Islands with limited liability (“Silver Spike” or “SPAC”), entered into a Termination and Fee Agreement (the “Termination Agreement”) by and among Silver Spike, Silver Spike Merger Sub II, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Silver Spike (“Merger Sub 1” and together with Silver Spike, the “Silver Spike Parties”), Eleusis Inc., a Delaware corporation (“HoldCo”), Eclipse Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of HoldCo (“Merger Sub 2”), and Eleusis Holdings Limited, a company incorporated under the laws of England and Wales with company number 10809365 (“Eleusis” and together with Holdco and Merger Sub 2, the “Eleusis Parties”).  The Silver Spike Parties and Eleusis Parties are collectively referred to herein as the “Parties” and each individually as a “Party”.

Amendment to Termination Agreement

On September 23, 2022, the Parties entered into an Amendment to the Termination and Fee Agreement (the “Termination Amendment”), pursuant to which Silver Spike and Eleusis mutually agreed to amend the Termination Agreement effective immediately.

Pursuant to the Termination Amendment, if on or before a Wind-Up Event (as defined below), Eleusis (x) consummates a Specified Transaction (defined below) or (y) announces a Specified Transaction that is subsequently consummated, Silver Spike will be entitled to receive a number of ordinary shares of Eleusis (the “Share Consideration”) equal to three percent (3%) of the fully diluted capitalization of Eleusis as of immediately prior to the consummation of whether in one or a series of transactions, (A) any merger, consolidation or other business combination in which Eleusis and a certain counterparty specified therein (the “Specified Person”) are constituent parties or pursuant to which the business of Eleusis is combined, directly or indirectly, with that of a Specified Person, (B) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by Eleusis or any subsidiary of Eleusis of all or a portion of the assets of Eleusis and its subsidiaries taken as a whole to a Specified Person, or (C) the sale, transfer or other disposition (x) by the Eleusis shareholders, in a single transaction or series of related transactions, of any securities of Eleusis to a Specified Person that results in the Specified Person acquiring or holding shares of Eleusis representing a majority of the outstanding voting power of Eleusis or (y) by the Specified Person or holders of equity securities of a Specified Person, in a single transaction or series of related transactions, that results in the shareholders of Eleusis acquiring or holding equity securities of a Specified Person representing a majority of the outstanding voting power of a Specified Person; provided, that such transaction does not include any transaction or series of related transactions in which equity securities of Eleusis are issued and sold for capital raising purposes or indebtedness for borrowed money is incurred by Eleusis (the “Specified Transaction”).  In the event that the Specified Transaction occurs prior to the occurrence of the earlier to occur of (i) the completion of the redemption of all outstanding SPAC Class A Ordinary Shares in accordance with Article 49.6 of the SPAC Articles of Association such that no SPAC Class A Ordinary Shares remain outstanding (the “Wind-Up Event”) and (ii) the closing of a Business Combination by the SPAC, the Company shall cause the Consideration to be deposited with a third-party paying or escrow agent for payment to the SPAC in accordance with Section 4(b) upon the earlier to occur of (I) a Wind-Up Event and (II) the closing of a business combination by the SPAC.

The foregoing descriptions of the Termination Agreement and Termination Amendment do not purport to be complete and are qualified in their respective entirety by the terms and conditions of the full text of the Termination Agreement, which was previously filed with the U.S. Securities and Exchange Commission (the “SEC”) by Silver Spike as Exhibit 10.1 to the Current Report on Form 8-K on dated as of June 9, 2022, and the full text of the Termination Amendment, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Pursuant to Silver Spike’s amended and restated memorandum and articles of association, Silver Spike has until March 15, 2023 to complete an initial business combination. If Silver Spike is unable to complete an initial business combination by such date, Silver Spike will (1) cease all operations except for the purpose of winding up, (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and (3) as promptly as reasonably possible following such redemption, subject to the approval of Silver Spike’s remaining shareholders and Silver Spike’s board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1
Amendment to the Termination and Fee Agreement, dated as of September 23, 2022, by and among Silver Spike Acquisition Corp II, Silver Spike Merger Sub II, Inc., Eleusis Inc., Eclipse Merger Sub, Inc., and Eleusis Holdings Limited.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER SPIKE ACQUISITION CORP II

Date: September 23, 2022	By:	/s/ Greg Gentile
Name: Greg Gentile
Title: Chief Financial Officer